PIMCO Funds

Supplement Dated December 11, 2008 to the

Statement of Additional Information, dated October 31, 2008

Disclosure Related to the Municipal Bond Fund, New York Municipal Bond Fund and

Short Duration Municipal Income Fund

Effective immediately, John Cummings is the portfolio manager of the Municipal Bond Fund, New York Municipal Bond Fund and Short Duration Municipal Income Fund (the “Funds”) and footnotes 3 and 12 and the sections accompanying those footnotes in the table on pages 64-65, in the “Portfolio Managers-Other Accounts Managed” section are deleted and replaced by the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Cummings[3]
Registered Investment Companies	6	$401	0	N/A
Other Pooled Investment Vehicles	1	$20	0	N/A
Other Accounts	29	$1,470	0	N/A

[3]

Mr. Cummings manages the California Intermediate Municipal Bond Fund, which has $143,286,204 in total assets under management, the California Short Duration Municipal Income Fund, which has $21,028,701 in total assets under management, the Fundamental Advantage Tax Efficient Strategy Fund, which has $3,000,000 in total assets under management, and the High Yield Municipal Bond Fund, which has $179,803,634 in total assets under management. As of December 10, 2008, Mr. Cummings also manages the Municipal Bond Fund, which, as of March 31, 2008, has $507,298,925 in total assets under management, the New York Municipal Bond Fund, which, as of March 31, 2008, has $72,486,605 in total assets under management, and the Short Duration Municipal Income Fund, which, as of March 31, 2008, has $203,504,103 in total assets under management.

In addition, in the paragraph immediately preceding the above table, the following sentence is added to the end of the paragraph to clarify that the information relating to Mr. Cummings is as of March 31, 2008:

Information pertaining to accounts managed by Mr. Cummings is as of March 31, 2008.

Further, effective immediately, the section of the table on pages 69-70 in the subsection titled “Portfolio Managers-Securities Ownership,” relating to the Funds and to Mr. Cummings is deleted, and is replaced by the following:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned

Cummings[6]	California Intermediate Municipal Bond	None

	California Short Duration Municipal Income	None

	Fundamental Advantage Tax Efficient Strategy	None

	High Yield Municipal Bond	None

	Municipal Bond	None

	New York Municipal Bond	None

	Short Duration Municipal Income	None

[6]

As of December 10, 2008, Mr. Cummings manages the Municipal Bond Fund, New York Municipal Bond Fund and Short Duration Municipal Income Fund. As of November 30, 2008, Mr. Cummings did not own any shares in the Municipal Bond Fund, New York Municipal Bond Fund and Short Duration Municipal Income Fund.

Investors Should Retain This Supplement For Future Reference